UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2012

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2012, Quicksilver Resources Canada Inc. (“QRCI”), a subsidiary of Quicksilver Resources Inc., and NOVA Gas Transmission Ltd. (“NGTL”), a subsidiary of TransCanada Pipelines Limited, entered into a PEA Amending Agreement (the “PEA Amending Agreement”).  The PEA Amending Agreement amended the terms of the Project and Expenditure Authorization, dated as of April 6, 2011, between QRCI and NGTL, to, among other things, delay the targeted in-service date of the subject pipeline and meter station facilities from May 1, 2014 to August 1, 2015, and revise NGTL’s spend profile and QRCI’s obligations to provide related financial assurances in the form of letters of credit.  Assuming the project is fully constructed at the estimated after tax amount of C$296.8 million, the cumulative letters of credit would be placed as follows:

NGTL Cumulative Financial Assurances
(C$ in thousands)
September 1, 2012	$ 29,680
April 1, 2014	$ 59,360
July 1, 2014	$148,400
September 1, 2014	$296,800

On September 7, 2012, in connection with the PEA Amending Agreement, QRCI and NGTL entered into an Amendment to Commitment Letter Agreement (the “Commitment Letter Amendment”).  The Commitment Letter Amendment amended the terms of the Commitment Letter Agreement, dated as of April 6, 2011, between QRCI and NGTL, to, among other things, defer QRCI’s obligations to deliver gas to the subject pipeline to the new in-service date of August 1, 2015.

The foregoing summaries are not intended to be complete and are qualified in their entirety by the full texts of the PEA Amending Agreement and the Commitment Letter Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

QRCI is a party to transportation agreements with NGTL.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the PEA Amending Agreement and the Commitment Letter Amendment in Item 1.01 above are incorporated herein by reference.  Copies of the PEA Amending Agreement and the Commitment Letter Amendment are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description
10.1	PEA Amending Agreement, dated as of August 28, 2012, between Quicksilver Resources Canada Inc. and Nova Gas Transmission Ltd.
10.2	Amendment to Commitment Letter Agreement, dated as of August 28, 2012, between Quicksilver Resources Canada Inc. and Nova Gas Transmission Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Regan
John C. Regan
Senior Vice President – Chief Financial Officer

Date:  September 10, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	PEA Amending Agreement, dated as of August 28, 2012, between Quicksilver Resources Canada Inc. and Nova Gas Transmission Ltd.
10.2	Amendment to Commitment Letter Agreement, dated as of August 28, 2012, between Quicksilver Resources Canada Inc. and Nova Gas Transmission Ltd.